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                                  EXHIBIT 23.1
                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Cerprobe Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                              /s/ KPMG LLP
Phoenix, AZ
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March 8, 2000